SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2013

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street, 10th Floor
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Amendment No. 3 to Credit Agreement

On June 27, 2013, Charter Communications Operating, LLC (“Charter Operating”), an indirect subsidiary of Charter Communications, Inc. (the “Company”) entered into Amendment No. 3 (the “Amendment”) to its existing Credit Agreement, dated as of March 18, 1999, as amended and restated as of April 11, 2012, as further amended, restated, supplemented or otherwise modified from time to time (the “Credit Agreement”). The Amendment, among other things: (i) modified the restricted payments covenant to permit expanded flexibility for acquisitions, (ii) modified the events of default under the Credit Agreement to permit change of control offers with respect to assumed indebtedness subject to certain restrictions, (iii) modified the transactions with affiliates covenant, (iv) permits the granting of equal and ratable securing on certain assumed indebtedness subject to pro forma compliance with certain financial tests, (v) permits incremental term loans to amortize equivalent to the existing Term Loan A-1 and (vi) allows for an increase in Revolving Commitments based on Charter Operating's annualized operating cash flow.

A copy of the Amendment is filed herewith as Exhibit 10.1. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference.

Term E Loan Incremental Activation Notice

On July 1, 2013, Charter Operating executed a Term E Loan Incremental Activation Notice (the “Notice”) under the Credit Agreement.

The Notice established a new tranche of Term E Loan Commitments (the “Term E Loan”) in an aggregate principal amount of $1.5 billion, which was fully drawn on July 1, 2013. Amounts drawn under the Term E Loan were used to finance the acquisition of Bresnan Broadband Holdings, LLC and its subsidiaries (“Optimum West”).

The maturity date of the Term E Loan is July 1, 2020. The Term E Loan will bear interest at the Eurodollar Rate plus 2.25% with a floor of 0.75%.

A copy of the Notice is filed herewith as Exhibit 10.2. The foregoing description of the Notice does not purport to be complete and is qualified in its entirety by reference to the full text of the Notice, which is filed as Exhibit 10.2 hereto and is incorporated by reference.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 1, 2013, the Company and Charter Operating completed their acquisition of Optimum West from CSC Holdings, LLC, a wholly owned subsidiary of Cablevision Systems Corporation (“Cablevision”) pursuant to the Purchase Agreement, dated as of February 7, 2013, previously filed as Exhibit 10.1 to the Company's current report on Form 8-K filed on February 12, 2013. Pursuant to the Purchase Agreement, Charter Operating acquired all of the limited liability company interests of Optimum West for $1.625 billion in cash, subject to a working capital adjustment, a reduction for certain funded indebtedness and payment of any post-closing refunds of certain Montana property taxes paid under protest by Cablevision prior to the closing.

The Company funded the acquisition of Optimum West with the Term E Loan, liquidity from cash on hand and a draw under its revolving credit facility under the Credit Agreement.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information under Item 1.01 above is incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE
On July 1, 2013, Charter Operating purchased $250 million aggregate principal amount of the 8.00% Senior Notes due 2018 issued by Bresnan Broadband Holdings, LLC (the “2018 Notes”) that were validly tendered. As previously announced, on June 10, 2013, the Company commenced a tender offer to purchase any or all of the 2018 Notes and also solicited the consents of the holders of the 2018 Notes to adopt certain amendments to the indentures governing the 2018 Notes all as described in further detail in the Offer to Purchase and Consent Solicitation Statement. All of the 2018 Notes were tendered. On June 25, 2013, the Company issued a press release regarding the results of the tender offer. A copy of the press release is attached hereto as Exhibit 99.1.

On July 1, 2013, the Company issued a press release regarding the completion of the Optimum West acquisition. A copy of the press release is attached hereto as Exhibit 99.2.
The information in this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1933, as amended, or otherwise subject to the liabilities of that section.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
Financial statements and pro forma financial statements of Optimum West as of and for the period ended June 30, 2013 shall be filed on an amendment to this form within 71 days of this filing.

Exhibit Number	Description

10.1*
Amendment No. 3, dated as of June 27, 2013, to the Amended and Restated Credit Agreement dated as of March 18, 1999 and amended and restated on April 11, 2012 between Charter Communications Operating, LLC, as borrower, CCO Holdings, LLC, as guarantor, and Bank of America, N.A., as administrative agent.

10.2*
Incremental Activation Notice, dated as of July 1, 2013 delivered by Charter Communications Operating, LLC, CCO Holdings, LLC, the Subsidiary Guarantors Party thereto and each Term E Lender party thereto to Bank of America, N.A., as Administrative Agent under the credit agreement, dated as of March 18, 1999 as amended and restated as of March 31, 2010 and as further amended and restated as of April 11, 2012.

99.1*	Press release dated June 25, 2013.
99.2*	Press release dated July 1, 2013.

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* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and
Date: July 1, 2013		Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*
Amendment No. 3, dated as of June 27, 2013, to the Amended and Restated Credit Agreement dated as of March 18, 1999 and amended and restated on April 11, 2012 between Charter Communications Operating, LLC, as borrower, CCO Holdings, LLC, as guarantor, and Bank of America, N.A., as administrative agent.

10.2*
Incremental Activation Notice, dated as of July 1, 2013 delivered by Charter Communications Operating, LLC, CCO Holdings, LLC, the Subsidiary Guarantors Party thereto and each Term E Lender party thereto to Bank of America, N.A., as Administrative Agent under the credit agreement, dated as of March 18, 1999 as amended and restated as of March 31, 2010 and as further amended and restated as of April 11, 2012.

99.1*	Press release dated June 25, 2013.
99.2*	Press release dated July 1, 2013.

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* filed herewith